2Q19 Financial and Operational Results August 2019

2Q19 Key Highlights www.nblenergy.com NYSE: NBL Focus on capital discipline and execution driving 2019 success Strong Operational Execution and Cost Control • Capital expenditures lower than expected from U.S. onshore and offshore developments • Total Company volumes of 349 MBoe/d, above quarterly guidance, with oil volumes towards the high end • Unit production expenses benefitted from production outperformance and cost initiatives Accelerating Delivery of U.S. Onshore; Capital Efficiency >10% Ahead of Plan • All U.S. onshore wells commencing production ahead of plan with reduced drilling / completion times • Well cost reductions exceeding $1MM per well in DJ and $1.5MM per well in Delaware • Record DJ and Delaware Basin production, all BU’s contributing to 3Q19 production uplift Progressing Monetization of Low-cost, Offshore Discovered Resources • EMed natural gas sales nearly 1 Bcfe/d, gross; scheduled maintenance at Tamar completed ahead of plan • Completion of Leviathan platform construction; first gas delivery on schedule by the end of 2019 • Strong reservoir management in E.G.; commenced drilling oil development well at Aseng Financial Strength and Return of Capital to Investors • Exited 2Q19 with $4.4 B in liquidity, including cash and available NBL credit facility • On track for sustainable organic free cash flow delivery 2020 and beyond 2

www.nblenergy.com | NYSE: NBL

2Q19 Actuals vs. Guidance

Continued cost performance and volume delivery better than plan

Financial & Operating Metrics	2Q Guidance	2Q Actuals
Organic Capital[1] ($MM)	675 – 750	**618**
Total Sales Volumes (MBoe/d)	332 – 347	**349**
Oil (MBbl/d)	122 – 132	**130**
Total U.S. Onshore (MBoe/d)	250 – 262	**263**
Oil (MBbl/d)	109 – 119	**117**
Unit Production Expenses ($/BOE)	9.75 – 10.25	**8.19**
Lease Operating Expense ($/BOE)		*3.86*
Gathering, Transportation & Processing ($/BOE)		*2.98*
Production Taxes ($/BOE)		*1.32*
Other Royalty ($MM)		*1*
Marketing and Other[2] ($MM)	15 – 20	24
DD&A ($/BOE)		16.64
Exploration ($MM)		33
G&A ($MM)		105
Interest, net ($MM)		63
Equity Investment Income ($MM)	20 – 30	16
Midstream Services Revenue – 3rd Party ($MM)		20
Noncontrolling Interest – NBLX Public Unitholders ($MM)		18

Adjusted Net Earnings	2Q ($MM)
Net Loss Attributable to NBL (GAAP)	**(10)**
Adjustments to Net Loss, Before Tax	(63)
Current Income Tax Effect of Adjustments	4
Deferred Income Tax Effect of Adjustments	20
Adjusted Net Loss Attributable to NBL[3] (Non-GAAP)	**(49)**

Adjusted EBITDAX	2Q ($MM)
Net Income Including Noncontrolling Interest (GAAP)	**8**
Adjustments to Net Loss, After Tax	(39)
DD&A	528
Exploration	33
Interest, net	63
Current Income Tax Expense, Adjusted	17
Deferred Income Tax Benefit, Adjusted	(21)
Adjusted EBITDAX[3] (Non-GAAP)	**589**

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital.
(2) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.
(3) Non-GAAP reconciliation to GAAP measure available in 2Q19 earnings release.

noble energy | 3

U.S. Onshore

www.nblenergy.com | NYSE: NBL

Lower costs, higher volumes - resulting from ongoing efficiency improvements

2Q19 Key Highlights

U.S. Onshore Efficiencies Trending above Projection

- USO capital below estimates for third quarter in a row
- Continued efficiency improvements and design changes driving quicker cycle times and cost savings
- Unit operating costs below guidance on higher production and lower LOE
- 2Q19 total and oil production nearly 3% above midpoint

Maintaining Capital Discipline while Accelerating TILs

- ***All 1H wells TIL'd at or ahead of schedule***
- 2019 USO savings driving lower revised capital guidance
- No meaningful adjustment to 2019 USO production exit rate

All Three Onshore Basins Contributing to 3Q Ramp

- 2Q TIL count highest in 2019 activity
- ***USO July production rate of ~285 MBoe/d, 125 MBbl/d oil***


USO Net Production and Capex
MBoe/d
300
200
100
0
Capex ($MM)
$1,000
$750
$500
$250
$0
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19E
Oil
NGL
Gas
CAPEX

2Q19 Activity	DJ Basin	Delaware	Eagle Ford	Total
Oil (MBbl/d)	68	40	9	117
NGL (MBbl/d)	30	13	22	64
Gas (MMcf/d)	286	65	143	495
Total Sales (MBoe/d)	145	64	54	263
Organic Capital [1] ($MM)	213	164	76	453
Operated Rigs [2]	2	4	0	6
Wells Drilled [2]	26	16	0	42
Wells Completed [2]	33	17	9	59
Wells Brought Online [2]	36	25	16	77
Avg. Working Interest	*100%*	*96%*	*100%*	
Avg. Lateral Length (ft)	*10,051*	*9,012*	*9,427*	

(1) Excludes NBL funded midstream of $23 MM
(2) Activity represents NBL operated only

noble energy | 4

U.S. Onshore

Well costs lower than budget

www.nblenergy.com | NYSE: NBL

Efficiency Gains Driving Savings across USO

- Reducing cycle time and drilling, completion and facilities costs in all three basins
  - Record drill times set in Delaware (17 days) for a ~10,000' lateral and in the DJ (<5 days) for 9,500'
  - Hours pumped increased across USO by 10-15% in 1H19
  - Record completion time per well reduced to 4 days in DJ Basin for lower fluid designs

Row Development Driving Infrastructure and Design Savings

- Row development requires significantly less surface equipment
- Modular equipment design reduces installation timing and standardizes well design


$ MM
DJ Basin Well Cost Walk
9,500' Lateral
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
~$0.5 MM below budget
4Q18
Design
Execution
Supply Chain
Current
19 Budget


$ MM
Delaware Basin Well Cost Walk
7,500' Lateral
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
~$0.5 MM below budget
4Q18
Design
Execution
Supply Chain
Current
19 Budget

Note: Well costs include allocated facilities and exclude water handling fees

noble energy | 5

USO Oil Takeaway

www.nblenergy.com | NYSE: NBL

Significant pipeline expansions improving oil netbacks

DJ Basin – Securing Long-Term Takeaway at Lower Cost

- NBL has entered into a new contract with Saddlehorn Pipeline, which increases NBL's overall capacity at a reduced transportation rate
- Extends current contract and assures volume delivery to Cushing (in addition to other takeaway agreements)
- Significantly reduces NBL basin transportation cost longer term
- Currently negotiating other pipeline contracts for lower cost arrangements

Delaware Basin - Access to Gulf Coast Pricing in 2H19

- EPIC interim crude service line fill started in July and NBL will begin transporting barrels in August and transition NBL pricing from Midland more towards MEH
- Crude volumes transported to EPIC via the Advantage Pipeline and Delaware Crossing pipelines, providing redundancy
- Contracted sales agreements of 35,000 Bbl/d in 2H19 with end-point customer and access to dock space and storage
- NBLX has a 15% equity ownership in EPIC Y-Grade and 30% in Crude Pipeline


Nebraska
Kansas
Colorado
Saddlehorn Pipeline
Cushing
Oklahoma
Texas
Advantage
Pipeline
EPIC Pipeline
Corpus
Christi
NBL Acreage

noble energy | 6

DJ Basin

Improving execution and efficiencies

www.nblenergy.com | NYSE: NBL


NBL Acreage
Municipalities
GOR: Low Mid High
Weld
East Pony
Wells Ranch
Mustang
349,000 net acres
86% avg. WI


Net Production
MBoe/d
150
100
50
0
TILs
50
25
0
2Q18
3Q18
4Q18
1Q19
2Q19
Oil
NGL
Gas
TILs

Continued Outperformance Delivered from DJ Basin

- 1H19 operations generating cash flow above capital expenditures
- Base production management and new well performance driving production of 145 MBoe/d in 2Q19, eclipsed 150+ MBoe/d late in quarter
- ~30 to 35 TILs anticipated in 3Q, 2 rigs and 1 frac crew currently operating

Long-Term Development Planning

- 550+ permits in hand across DJ position, working with all stakeholders on long term planning and regulatory rulemaking
- Submitted application for North Wells Ranch CDP, potential for 250 additional permits

Mustang Driving Sustainable Energy Development in CO

- CDP reduces surface impact and eliminates 152 million truck miles over the development
- Signed joint venture to electrify Mustang field, providing opportunity for electric rigs and fleet use

noble energy | 7

DJ Basin: 2019 Mustang Activity www.nblenergy.com NYSE: NBL Improving capital efficiency with design changes MBoe/d Mustang Production, Gross Mustang Driving Significant Volume Growth 60 (Row 1 and 2) • Mustang Row 2 had 20 TILs in 2Q, Rows 1 and 2 now 45 producing over 55 MBoe/d (~60% oil) in just 1 year of development 30 • Anticipate ~15 wells online from Mustang in 3Q19 15 • 0 Benefitting from gas processing optionality to multiple 7/12/2018 10/10/2018 1/8/2019 4/8/2019 providers MBoe Mustang DP 408 Per Well Cumulative Production 75 12 Lower Fluid Wells and 12 Standard Wells (9,900’ avg. lateral length) Lower Fluid Completion Design Providing Further Lower Fluid (Oil) 50 Standard (Oil) Lower Fluid (Boe) Cost Savings Standard (Boe) • Latest design, first tested in 2018, focuses on lower fluid 25 volumes downhole and the incorporation of high viscosity friction reducers 0 0 15 30 45 60 • Less fluid allows for quicker cleanup of new wells, increases Days Online early time cash flows Driving Efficiency through Design ReductionReduction in FewerFewer ~100k660k 30%30% -- PerPer well well cost waterwater usageusage completioncompletion $500k costsavings savings barrel perper wellwell 50%50% daysdays per per wellwell 8

Delaware Basin

www.nblenergy.com | NYSE: NBL

Realizing the benefits of row development

Base Performance and TIL Acceleration

- Record production as efficiencies accelerated 7 TILs into 2Q19
- Currently running 4 rigs and 2 completion crews, dropping to 1 crew in 3Q
- Recent wells in southern acreage producing an average 80% oil cut

On Target for Second Half Volume Ramp

- Overall 25 wells online in 2Q, 50% of wells commenced production in June, accentuating 2H ramp
- Anticipating ~15 wells TIL in 3Q19

Row Development Improving Operational Efficiency

- Row development improving cycle times and consistency of well delivery
- CGF connections providing necessary infrastructure to bring wells online with water gathering and takeaway
- Calamity Jane Row online in June with 10 wells from three zones


Reeves
10-well Calamity Jane Row
Carolina Reaper 4-Well Pad
94,000 net acres
82% avg. WI
NBL Acreage
2Q19 TILs
3Q19 TILs


Net Production
MBoe/d
TILs
75
60
45
30
15
0
30
20
10
0
2Q18
3Q18
4Q18
1Q19
2Q19
Oil
Gas
NGL
TILs

noble energy | 9

Delaware Basin www.nblenergy.com NYSE: NBL Leveraging row development to drive results Calamity Jane Development Highlights Execution Improvements • 10 well row development driving drilling and completion efficiency gains ▪ Drilling and completion time lowered ~1 week or 10% per well ▪ Average drilling cost down 10% to 15% ▪ 2 crews completed the 10 wells with an average of less than 7 Existing Well Row Development Well days per well Gross Production – Calamity Jane • Production from the 10 wells ramped to over 20 MBoe/d in 7 weeks . . MBoe/d (9,150’ avg. lateral) TILs . . . . . . . . . 25 15 Operational Improvements in the Permian Production Well count 20 Drilling and Completion Timing (weeks) 1 2 3 4 5 6 Drilling and Completion Time (per week) 10 2018 Average per Well 15 10 Calamity Jane Average per Well 5 5 2019 1H Well Average per Well 0 0 11-Jun 18-Jun 25-Jun 2-Jul 9-Jul 16-Jul 10

Eagle Ford www.nblenergy.com NYSE: NBL Harvesting cash flows MBoe/d Net Production TILs 80 20 Production Uplift in 3Q 16 60 • 54 MBoe/d in 2Q19 12 • Brought online 16 DUCs (12 in June) in N. Gates Ranch, 40 codeveloping Upper and Lower Eagle Ford 8 20 4 Generating Significant Cash Flows for USO Business 0 0 2Q18 3Q18 4Q18 1Q19 2Q19 • Eagle Ford asset generating cash flow in excess of capital in 2019, Oil NGL Gas TILs critical to balancing USO capital MBoe/d 2Q19 TIL Gross Production TILs • No further 2019 drilling and completion activity planned, focused (9,427’ avg. lateral) 36 20 on LOE management and driving base performance improvements Production TIL Count 30 Testing Upside Potential in 2H19 15 24 Thousands • Testing refrac opportunities in the S. Gates Ranch area, with potential to unlock 75 to 100 refrac candidates 18 10 12 5 6 0 0 3-Apr 3-May 2-Jun 2-Jul 11

Portfolio Combination Provides Competitive Advantage

www.nblenergy.com | NYSE: NBL

Step change in sustainable production profile with Leviathan start-up

NBL vs. Onshore Basin 2018 Base Decline Rates
Diverse Portfolio Drives Lower Corporate Decline Rate


Annual Decline
50%
40%
30%
20%
10%
0%
Eagle Ford
Delaware
DJ
Scoop Stack
Bakken
Appalachia
NBL Current Base
NBL Post Leviathan
NBL EMed

Source: RS Energy Group, Inc. analysis of aggregate basin-level base production declines from Dec. 2018 to Dec. 2019, as of February 2019. NBL data based on company estimates.



Eastern Mediterranean
World-class natural gas reservoirs with low decline profile
Leviathan online by YE19, material cash flow increase
High-margin, capital-efficient expansion opportunities

U.S. Onshore
Aligning near-term activity to drive USO growth within cash flows
DJ Basin: Delivering growth while generating significant cash flows
Delaware: Oil growth driver, majority linked to Gulf Coast pricing by 2H19
Eagle Ford: Cash engine

West Africa
Delivering substantial cash flows from Brent-linked oil and condensate
Alen gas monetization drives high-margin growth linked to global LNG markets

noble energy | 12

Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

World-class assets continue to provide differentiated outlook

Tamar Continues to Sell Near 1 Bcfe/d

- 2Q19 volumes higher than expected due to strong demand; planned maintenance completed ahead of schedule
- Performance continues to highlight value of low decline assets

Leviathan Now 88% Complete; on Schedule, on Budget

- First gas sales still on target for year-end 2019, modeling ~800 MMcfe/d gross volume avg. in 2020
- **Major Milestones Accomplished**
  - Platform jacket installation completed in February; subsea pipelines and production manifold successfully installed in 1Q
  - Umbilical installation and offshore/onshore pipeline connections in 2Q
  - Production decks shipped in July, currently in route to Israel, anticipate arrival in Israel late August

Future Monetization of World-Class Natural Gas Resources

- ~37 Tcf of low-cost discovered resource in the region


Leviathan
(22 Tcfe, 39.7% WI)
Tamar
(11 Tcfe, 25% WI)
1.2 Bcfe/d
1.1 Bcfe/d
Lev. Pipeline
2.1 Bcfe/d
Dor
Tamar Pipeline
1.6 Bcfe/d
Ashdod
Ashkelon

Tamar – commenced production in 2013
Leviathan – first production expected by YE 2019

noble energy | 13

Leviathan www.nblenergy.com NYSE: NBL Progressing towards first gas sales Under Construction Loading for Sail On Route to Israel Project Execution Continues with Sailing of Production Decks • Project is on time and trending under budget at 88% complete Regional Infrastructure Progressing to Completion • EMG Pipeline due diligence completed, close on acquisition of interest expected in 3Q Technical Continued Gas Contracting Assessment of EMG • Firming up volumes for Tamar and Leviathan contracts into Egypt Pipeline 14

West Africa

www.nblenergy.com | NYSE: NBL

Active production management, near-term developments, long-term potential

Operational Execution

- 99% uptime YTD at Aseng, Alen and Alba
- Alen injection management leading to higher and more stable condensate rates
- Aseng active reservoir management continues to mitigate production declines



Alba Platforms

Major Projects

- Aseng 6P production well spud early July, first production October 2019
- Alen Gas Monetization
  - 1H 2021 start up; global gas prices
  - $165 MM net capital; 75-115 MMcfe/d net production



Aseng FPSO

Future Opportunities

- Alen natural gas infrastructure unlocks regional resources
- PUA executed by E.G. and Cameroon allows for cross-border development
- Existing Aseng infrastructure provides exit route for discovered oil resources



Alen Platform

noble energy | 15

West Africa

www.nblenergy.com | NYSE: NBL

Exceptional operational execution and reservoir management at Aseng

Cumulative Production of 100 MMBo Consistent with Sanction Model Over Initial 8 Years

Aseng 6P – Another Example of Capital Efficient Development

- Subsea tie-back of well to existing Aseng FPSO allows for additional capital-efficient reservoir recovery
- High ROR project designed to mitigate field decline rate

Leveraging Subsurface Technical Work to Target Unswept Pay

- Estimated increase in field recovery of >10%
- Initial production anticipated to be ~10 MBbl/d, gross
- Well will provide additional subsurface data, further refining models with the possibility of identifying further development potential

First Production Expected Early 4Q

- Rig spud Aseng 6P early July, expected drilling time is 40 – 50 days, expected completion time is 30 – 40 days


Gas saturation (SGAS)
Oil saturation (SOIL)
Water saturation (SWAT)
6P well, targeting edge resources
Aseng Reservoir Model


Aseng Gross Production
MBbl/d
25
20
15
10
5
0
Jan-18
Jan-19
Jan-20
Historical Volumes
Forecast Volumes

noble energy | 16

www.nblenergy.com | NYSE: NBL

Third Quarter and Updated 2019 Guidance

Capital and costs lowered; volumes raised

Full-Year 2019 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	119	125	63	66	500	525	268	276
Israel	-	-	-	-	215	225	36	38
Equatorial Guinea	12	14	-	-	175	190	41	45
Equatorial Guinea – Equity Method Investment	1	2	4	5	-	-	5	7
Total Company	**133**	**140**	**67**	**71**	**895**	**935**	**353**	**363**

Full-Year 2019 Capital & Cost Metrics		
Capital Expenditures[1] ($MM)		
Total Company Organic Capital	$2,300 - $2,500	
Cost Metrics	**LOW**	**HIGH**
Unit Production Expenses[2] ($/BOE)	9.15	9.55
Marketing and Other[3] ($MM)	90	110
DD&A ($/BOE)	16.50	17.25
Exploration ($MM)	110	140
G&A ($MM)	400	420
Interest, net ($MM)	245	265
Other Guidance Items ($MM)		
Equity Investment Income	80	95
Midstream Services Revenue – Third Party	100	120
Non-Controlling Interest – NBLX Public Unitholders	75	90

Third Quarter 2019 Guidance		
Sales Volumes	**LOW**	**HIGH**
Total Company Equivalent (MBoe/d)	370	385
Total U.S. Onshore (MBoe/d)	282	294
Total Company Oil (MBbl/d)	139	149
Total U.S. Onshore Oil (MBbl/d)	122	132
Capital Expenditures[1] ($MM)		
Total Company Organic Capital	$600 - $675	
Cost Metrics	**LOW**	**HIGH**
Unit Production Expenses[2] ($/BOE)	9.05	9.55
Marketing and Other[3] ($MM)	20	30
Equity Investment Income ($MM)	20	30

Guidance Commentary:

- **Capital** – $100 MM reduction from original full-year guidance
- **Unit production expenses** – midpoint of full-year guidance reduced $0.15/ BOE; 3Q19 unit rate includes impact from uptick in West Africa liftings
- **Sales volumes** – full-year midpoint raised from U.S. Onshore and West Africa asset performance
  - U.S. Onshore 3Q – substantial oil (10 MBbl/d) and total volume (25 MBoe/d) increase from 2Q19 driven by mid-year TILs
  - Israel 3Q – expect quarterly high for 2019 based on seasonal demand
  - E.G. 3Q – oil sales expected higher than production (liftings timing)

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital. Excludes NBLX-funded capital and EMG pipeline acquisition capital, as well as costs associated with NBLX acquisition and funding of EPIC pipeline interest. (2) Includes lease operating expenses, production and ad valorem taxes, gathering, transportation and processing expenses, and other royalty. Production taxes reflect current commodity pricing. (3) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.

noble energy | 17

www.nblenergy.com NYSE: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "estimates", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources” or “net risked resources” or “discovered resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation contains certain non-GAAP financial measures, such as Adjusted Net Income and Adjusted EBITDAX. Reconciliations of these non-GAAP measures to the most comparable financial measure calculated in accordance with GAAP can be found in our most recent earnings release covering the relevant reporting period. Management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. This presentation also contains a forward-looking non-GAAP financial measure of free cash flow, which we define as cash flow from operations (the most comparable GAAP measure) less consolidated capital investments. Because we provide this measure on a forward-looking basis, however, we cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure, such as future impairments and future changes in working capital. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure. Management believes this forward-looking non-GAAP measure is a useful tool for the investment community in evaluating Noble Energy’s future liquidity. As with any non-GAAP measure, amounts excluded from such measure may be significant and such measure is not a substitute for the comparable measure calculated in accordance with GAAP. 18

Investor Relations Contacts Brad Whitmarsh Park Carrere Kim Hendrix 281.943.1670 281.872.3208 281.943.2197 brad.whitmarsh@nblenergy.com park.carrere@nblenergy.com kim.hendrix@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com